                                                                    EXHIBIT 10.6

                                   GUARANTEE
                                   ---------

      (Mirage Resorts Incorporated 7.25% Senior Notes Due October 15, 2006)
      --------------------------------------------------------------------

    This GUARANTEE ("Guarantee"), dated as of May 31, 2000, is made by MGM Grand, Inc. and each of the undersigned subsidiaries of MGM Grand, Inc. (each a "Guarantor" and collectively, jointly and severally, as "Guarantors") in favor of Firstar Bank of Minnesota, N.A., (the "Trustee"), as Trustee for the benefit of the holders of Notes (as defined below) authenticated and delivered by the Trustee and to the Trustee pursuant to the Indenture referred to below, with reference to the following facts:

                               RECITALS
                               --------

     A. Pursuant to an Indenture dated as of October 15, 1996, as supplemented by a Supplemental Indenture dated as of October 15, 1996, between Mirage Resorts, Incorporated, a Nevada corporation ("Mirage"), as Issuer, and the Trustee (as so supplemented, and as the same may hereafter be further amended or supplemented, the "Indenture"), Mirage has issued $250,000,000 of its 7.25% Senior Notes due 2006 (the "Notes").

     B. Substantially concurrently herewith, Mirage is being acquired by MGMGMR Acquisition, Inc., a subsidiary of MGM Grand, Inc., a Delaware corporation ("MGM Grand").

     C. Substantially concurrently herewith, each of the Guarantors has entered into certain other guarantees of senior indebtedness of the Company and certain of its subsidiaries (the "MGM Designated Senior Indebtedness" described herein), and MGM Grand and the Guarantors desire to provide for a pari passu guarantee of the Notes as set forth herein.

     D. Each Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to MGM Grand, as the result of financial and business support which will be provided to the Guarantors by MGM Grand.

     E. This Guarantee is subject to release as to any Guarantor in the manner contemplated by Section 13 hereof.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby jointly and severally represents, warrants, covenants, agrees and guaranties as follows:

     1.  Definitions. Terms defined in the Indenture and not otherwise defined
         -----------
in this Guarantee shall have the meanings given those terms in the Indenture when used herein and such definitions are incorporated herein as though set forth in full. In addition, the following terms are used in this Guaranty with the meanings set forth after each:

     "Collateral Documents" has the meaning set forth in Section 12(a).
      --------------------

     "Funding Guarantor" has the meaning set forth in Section 5 hereof.
      -----------------

     "Guarantied Obligations" has the meaning set forth in Section 2(a) hereof.
      ----------------------

     "Liens" means any mortgage, deed of trust, pledge, hypothecation,
      -----
  assignment for security, security interest, encumbrance or lien of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable law of any jurisdiction with respect to any property.

     "MGM Designated Senior Indebtedness" means, collectively, the obligations
      ----------------------------------
  and indebtedness of MGM Grand and any Guarantor (either directly or by way of guarantee) with respect to (a) the aggregate principal $500,000,000 Senior Notes issued pursuant to (a) the Indenture dated as of February 2, 1998 between MGM Grand and PNC Bank, National Association, and (b) the Indenture dated as of February 6, 1998 between MGM Grand and U.S. Trust Company of California, N.A., (c) the Term Loan Agreement dated as of April 7, 2000 among MGM Grand, the Banks therein named, and Bank of America, N.A., as Administrative Agent, (d) the Second Amended and Restated Loan Agreement dated as of April 10, 2000 among MGM Grand, the Banks therein named, and Bank of America, N.A., as Administrative Agent, (e) the 364-Day Loan Agreement dated as of April 10, 2000 among MGM Grand, the Banks therein named, and Bank of America, N.A., as Administrative Agent, in each case as at any time amended,
  (f) any other indebtedness of the Company the principal amount of which is $100,000,000 or more and that has been designated by the Company as, "Designated Senior Indebtedness" in the manner contemplated by the Indenture dated as of May 31, 2000 among the Company, the Subsidiary Guarantors named therein, and The Bank of New York, as Trustee (or, in the event that the indebtedness of the Company pursuant to such Indenture has been repaid, redeemed or defeased any pursuant to any other indenture hereafter entered into by the Company with respect to subordinated indebtedness of the Company in a principal amount which is $l00,000,000 more).

     2.  Guarantee.
         ---------

     (a) Each of the Guarantors, jointly and severally, hereby unconditionally guarantees to each holder of a Note authenticated and delivered by the Trustee, and to the Trustee, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of MGM Grand under the Indenture or the Notes, that: (i) the principal of and interest on the Notes will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon a purchase offer or otherwise, and interest on the overdue principal and interest, if any, of the Notes, if lawful, and all other obligations of MGM Grand to the holders or the Trustee under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Notes; and (ii) in case of any extension of time of payment or renewal of any securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a purchase offer or otherwise (collectively, the "Guaranteed Obligations"). This Guarantee is a guarantee of payment and not of collection.

     Failing payment when due of any amount so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same before failure to so pay becomes an Event of Default.

     (b) Each Guarantor agrees that (i) its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, any amendments to the Indenture, the Notes or the Collateral Documents (except to the extent such amendment is not executed and delivered by such Guarantor and adversely affects, or increases the obligations of, such Guarantor), the absence of any action to enforce the same, any delays in obtaining or realizing upon (or failures to obtain or realize upon) Collateral, the recovery of any judgment against MGM Grand, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor and (ii) this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and the Indenture. Each of the Guarantors hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of MGM Grand, any right to require a proceeding first against MGM Grand or right to require the prior disposition of the assets of MGM Grand to meet its obligations, protest, notice and all demands whatsoever. Without limiting the generality of the foregoing, each of the Guarantors hereby waives, to the extent permitted under Nev. Rev. Stat. 40.495, any rights arising out of Nev. Rev. Stat. 40.430.

     (c) If any holder or the Trustee is required by any court or otherwise to return to either MGM Grand or any Guarantor, or any custodian, trustee, or similar official acting in relation to either MGM Grand or any Guarantor, any amount paid by either MGM Grand or any of the Guarantors to the Trustee or such holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Guarantors agrees that it will not be entitled to any right of subrogation in relation to the holders in respect of any obligations guaranteed hereby except as set forth in Section 6 hereof.

     (d) Each of the Guarantors agrees that (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.02 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to MGM Grand of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.02 of the Indenture, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guarantee.

     3.  Execution and Delivery of Guarantee.
         -----------------------------------

         To evidence its guarantee set forth in Section 2 of this Guarantee, each of the Guarantors agrees that a notation of such guarantee substantially in the form of the notation included in the Note annexed to the Indenture as Exhibit A may upon the request of the Trustee be endorsed on each Note authenticated and delivered by the Trustee and that this Guarantee shall be executed on behalf of such Guarantor by a duly authorized officer.

     Each of the Guarantors agrees that its guarantee set forth in Section 2 of this Guarantee shall remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of such guarantee.

     If an officer of MGM Grand or any of its subsidiaries whose facsimile signature is on a Note no longer holds that office at the time the Trustee authenticates the Note on which a guarantee is endorsed, the guarantee shall be valid nevertheless.

     The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of this Guarantee on behalf of the Guarantors.

     4.  Limitation of Guarantors' Liability. Each Guarantor and by its
         -----------------------------------
acceptance hereof each holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the holders and each Guarantor hereby irrevocably agree that the obligations of each such Guarantor under this Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 5 of this Guarantee, result in the obligations of such Guarantor under this Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. This Section 4 is for the benefit of the creditors of each Guarantor.

     5.  Contribution. In order to provide for just and equitable contribution
         ------------
among the Guarantors, the Guarantors agree, inter se, that in the event any
                                            --------
payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net worth of each
                          --------
Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging MGM Grand's obligations with respect to the Notes or any other Guarantor's obligations with respect to this Guarantee.

     6.  Rights Under This Guarantee.
         ---------------------------

     No payment by any Guarantor pursuant to the provisions hereof to the Trustee shall entitle such Guarantor to any payment out of any Collateral held by the Trustee under the Indenture or any Collateral Documents.

     (a) Each of the Guarantors waives notice of the issuance, sale and purchase of the Notes and notice from the Trustee or the holders from time to time of any of the Notes of their acceptance and reliance on this Guarantee.

     (b) Notwithstanding any payment or payments made by the Guarantors by reason of this Guarantee, the Guarantors shall not be subrogated to any rights of the Trustee or any holder against MGM Grand until all the Notes shall have been paid or deemed to have been paid within the meaning of the Indenture. Any payment made by the Guarantors by reason of this Guarantee shall be in all respects subordinated to the full and complete payment or discharge under the Indenture of all obligations guaranteed hereby, and no payment by the Guarantors by reason of this Guarantee shall give rise to any claim of the Guarantors against the Trustee or any holder of the Notes. Unless and until the Notes shall have been paid or deemed to have been paid within the meaning of the Indenture, neither the Guarantors nor any of them will assign or otherwise transfer any such claim against MGM Grand to any other person.

     (c) No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by the Guarantors of their obligations hereunder) which any Guarantor may have or assert against the Trustee or any holder of any Note shall be available hereunder to such Guarantor against the Trustee.

     (d) Each Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing or attempting to enforce this Guarantee or protecting the rights of the Trustee or the holders of the Notes, if any, in accordance with the Indenture.

     7.  Primary Obligations. Each Guarantor agrees that it is directly liable
         -------------------
to each holder hereunder, that the obligations of each Guarantor hereunder are independent of the obligations of MGM Grand or any other guarantor, and that a separate action may be brought against each Guarantor, whether such action is brought against MGM Grand or any other guarantor or whether MGM Grand or any other guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Trustee or the holders of the Notes of whatever remedies they may have against MGM Grand or any other guarantor, or the enforcement of any Lien or realization upon any Collateral the Trustee may at any time possess. Each Guarantor agrees that any release which may be given by the Trustee or the holders of the Notes to MGM Grand or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that the Trustee shall be under no obligation to marshal any property or assets of MGM Grand or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

     8.  Waivers.
         -------

     (a) Each Guarantor hereby waives any right to receive, or any claim or defense based on failure to receive: (i) notice of the amount of the Guaranteed Obligations; (ii) notice of any adverse change in the financial condition of MGM Grand or of any other fact that might increase such Guarantor's risk hereunder;
(iii) notice of a Default or Event of Default; and (iv) all other notices (except if such notice is specifically required to be given to such Guarantor under the Indenture, this Guaranty or any of the Collateral Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

     (b) Each Guarantor hereby waives the right by statute or otherwise to require the Trustee or the holders to institute suit against MGM Grand (or against any other Person) or to exhaust any rights and remedies which the Trustee or the holders have or may have against MGM Grand (or against any other Person). In this regard, each Guarantor agrees that it is bound to the payment of each and all of the Guaranteed Obligations, whether now existing or hereafter arising, as fully as if such Guaranteed Obligations were directly owing to the Trustee and the holders by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of MGM Grand or by reason of the cessation from any cause whatsoever of the liability of MGM Grand in respect thereof.

     (c) Each Guarantor hereby waives: (i) any claim or defense directly or indirectly arising from or caused by any election of remedies by the Trustee or holders of the Notes, whether or not such election of remedies directly or indirectly results in impairment or loss of rights or claims of such Guarantor against MGM Grand or other Persons; and (ii) any defenses based on suretyship law or impairment of collateral.

     9.  Releases. Each Guarantor consents and agrees that, without notice to or
         --------
by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Trustee may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Indenture or the Collateral Documents or may grant other indulgences to MGM Grand in respect thereof, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

     10.  No Election. The Trustee shall have the right to seek recourse against
          -----------
each Guarantor to the fullest extent provided for herein and no election by the Trustee to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Trustee's right to proceed in any other form of action or proceeding, or against other parties unless the Trustee has expressly waived such right in writing.

     11.  Financial Condition of MGM Grand. Each Guarantor represents and
          --------------------------------
warrants to the Trustee and holders that it is currently informed of the financial condition of MGM Grand and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further represents and warrants to the Trustee and holders that it has read and understands the terms and conditions of the Indenture, this Guaranty and the Collateral Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of MGM Grand's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

     12. MGM Grand and each of the other Guarantors hereby covenant and agree in favor of the Trustee and each present and future holder of Notes as follows:

          (a) If any of the holders of the MGM Designated Senior Indebtedness, or any trustee or representative therefor, are hereafter granted any Liens by MGM Grand or any Guarantor, then MGM Grand and each Guarantor shall, substantially concurrently with the granting of any such Liens, grant perfected Liens in the same collateral to secure the Notes, equally, ratably and on a pari passu basis, provided that MGM Grand and the
                                        --------
     Guarantors shall not be obligated to provide Liens in any of their property to the extent that applicable laws prohibit the granting of Liens in such property to the Trustee or the holders of the Notes unless and until all required approvals of Gaming Boards thereto are obtained. In such event, MGM Grand and each Guarantor shall use their best efforts to obtain all necessary consents from the applicable Gaming Boards to grant a perfected Lien on such Property securing the Notes and, upon receipt of all consents needed to grant such a perfected Lien, shall promptly take all actions reasonably necessary in order to grant and perfect such a Lien. The Liens granted pursuant to this clause (b) shall be (i) equal, ratable and pari passu with any Liens securing the MGM Designated Senior Indebtedness, (ii) granted concurrently with the granting of any such Liens, and (iii) granted pursuant to instruments, documents and agreements which are no less favorable to the Trustee and the holders of the Notes than those granted to the other MGM Designated Senior Indebtedness (collectively, the "Collateral Documents"). While each of the Liens contemplated by this clause (a) shall be equal, ratable and pari passu in the manner described above, it is acknowledged that the same may subordinate to certain prior Liens in favor of creditors other than the holders of the MGM Designated Senior Indebtedness. In connection with the granting of any such Liens, MGM Grand and each Guarantor shall provide to the Trustee (y) policies of title insurance on customary terms and conditions, to the extent that policies of title insurance on the corresponding Property are provided to the holders of the MGM Designated Senior Indebtedness (and in an insured amount that bears the same proportion to the principal amount of the outstanding Notes as the insured amount in the policies provided to the holders of the other MGM Designated Senior Indebtedness bears to the aggregate amount thereof, and (z) legal opinions and other assurances as the Trustee may reasonably request.

     (b) Thereafter, if MGM Grand and the Guarantors become entitled to the release of all of the equal, ratable and pari passu Liens securing the MGM
                                           ---- -----
  Designated Senior Indebtedness, and provided that no Default or Event of
                                      --------
  Default has then occurred and remains continuing, MGM Grand and the Guarantors may in their sole discretion request that the Trustee release any Liens securing the Notes in accordance with this clause (c). MGM Grand and the Guarantors shall submit any request under this Section in the form of a Certificate, in form and substance acceptable to the Trustee, signed by a Senior Officer of MGM Grand certifying that no Default or Event of Default exists, together with a written consent to the release of collateral executed by each Guarantor and such other supporting information as the Trustee may request, including evidence reasonably satisfactory to the Trustee that the holders of the MGM Designated Senior Indebtedness (or their trustees or other representatives) shall previously or concurrently release all Liens held by such creditors on account of the MGM Designated Senior Indebtedness. Promptly upon receipt of such a Certificate, the Trustee shall (i) execute and deliver to the Company and the Guarantors reconveyances and releases of such Liens, and (ii) return to the persons legally entitled thereto, all collateral pledged in support of the Obligations, all at the sole expense of MGM Grand and the Guarantors (a "Collateral Release"), in each case subject to the requirement that the Liens held by the holders of the MGM Designated Senior Indebtedness and their trustees or other representatives are previously or concurrently released. No such release of any Liens shall constitute or be construed as a release (or to require the release) of this Guaranty.

     13.  Release of this Guarantee as to Certain Guarantors. Provided that no
          --------------------------------------------------
Event of Default then exists under the Indenture, in the event that one or more Guarantors (each a "Released Guarantor") are hereafter entitled to be released from their guarantees of all MGM Designated Senior Indebtedness of the types set forth in clauses (a) through (e) of the definition thereof (whether upon the sale or other disposition of such Released Guarantor, or otherwise), then the Trustee shall release the Released Guarantors from this Guarantee concurrently with the release of the Released Guarantor from its guarantees of all other MGM Designated Senior Indebtedness. The Trustee shall execute and deliver such instruments of release, and take such other actions, as may reasonably requested by MGM Grand to effect the release contemplated by this Section 13.

     14.  Non-Involvement of Kirk Kerkorian and Tracinda Corporation. By
          ----------------------------------------------------------
accepting the benefits of this Guaranty, the Trustee and the holders of each Note acknowledge that neither Kirk

Kerkorian nor Tracinda Corporation, individually or collectively, is a party to the Indenture, the Notes or any Collateral Documents executed as of the date hereof. In the event (i) there is any alleged breach or default by any Guarantor under this Guarantee or any such agreement, or (ii) any party hereto has any claim arising from or relating to this Guarantee or any such agreement, the Trustee and the holders of the Notes, nor any party claiming through them (to the extent permitted by applicable law), shall commence any proceedings or otherwise seek to impose any liability whatsoever against Mr. Kerkorian or Tracinda Corporation by reason of such alleged breach, default or claim.

     15.  Governing Law. This Guaranty shall be deemed to be a contract made and
          -------------
to be performed entirely in the State of Nevada, and for all purposes shall be governed by and construed in accordance with the internal laws of said State without regard to the conflicts of law rules of said State.

     IN WITNESS WHEREOF, each Guarantor has executed this Guarantee by its duly authorized officer as of the date first written above.

                            MGM GRAND, INC.,
                            a Delaware corporation

                            MGM GRAND HOTEL, INC.,
                            a Nevada corporation

                            MGM GRAND MOVIEWORLD, INC.,
                            a Nevada corporation

                            GRAND LAUNDRY, INC.,
                            a Nevada corporation

                            MGM GRAND ADVERTISING, INC.,
                            a Nevada corporation

                            MGM GRAND ENTERTAINMENT, INC.,
                            a Nevada corporation

                            MGM GRAND MONORAIL, INC.,
                            a Nevada corporation

                            MGM DIST., INC.,
                            a Nevada corporation

                            DESTRON, INC.,
                            a Nevada corporation

                            DESTRON MARKETING, INC.,
                            a Nevada corporation

                            MGM GRAND MERCHANDISING, INC.,
                            a Nevada corporation

                            MGM GRAND ATLANTIC CITY, INC.,
                            a New Jersey corporation



                            By: /s/ Scott Langsner
                               ----------------------------------
                               Scott Langsner,
                               Secretary to each of the foregoing

                                    MGM GRAND DETROIT, INC.,
                                    a Delaware corporation

                                    1533 WOODWARD, INC.,
                                    a Michigan corporation

                                    BUSINESS DEVELOPMENT FUND, LLC,
                                    a Delaware limited liability company

                                    NEW PRMA LAS VEGAS, INC.,
                                    a Nevada corporation

                                    NEW YORK-NEW YORK HOTEL & CASINO, LLC, a
                                    Nevada limited liability company

                                    METROPOLITAN MARKETING, LLC,
                                    a Nevada limited liability company

                                    THE PRIMADONNA COMPANY, LLC,
                                    a Nevada limited liability company

                                    PRMA, LLC,
                                    a Nevada limited liability company

                                    PRMA LAND DEVELOPMENT COMPANY,
                                    a Nevada corporation

                                    PRMA-MS, INC.,
                                    a Mississippi corporation


                                    By: /s/ Scott Langsner
                                       ----------------------------------
                                       Scott Langsner,
                                       Secretary to each of the foregoing

                                 AC HOLDING CORP.

                                 AC HOLDING CORP. II

                                 THE APRIL COOK COMPANY

                                 ATLANDIA DESIGN AND FURNISHINGS

                                 BEAU RIVAGE DISTRIBUTION CORP.

                                 BEAU RIVAGE MARKETING CORP.

                                 BEAU RIVAGE RESORTS, INC.

                                 BELLAGIO

                                 BOARDWALK CASINO, INC.

                                 BUNGALOW, INC.

                                 COUNTRY STAR LAS VEGAS, LLC

                                 DAP CORPORATION

                                 EGARIM, INC.

                                 GN MARKETING CORP.

                                 GNL, CORP. (dba Golden Nugget-Laughlin)

                                 GNLV, CORP. (dba Golden Nugget)

                                 GNLV MARKETING CORP. - CANADA

                                 GNS FINANCE CORP.

                                 GOLDEN NUGGET (ASIA) LTD.

                                 GOLDEN NUGGET AVIATION CORP.

                                 GOLDEN NUGGET EXPERIENCE CORP.

                                 By: /s/ Scott Langsner
                                    --------------------------------------------
                                    Scott Langsner,
                                    Assistant Secretary to each of the foregoing

                                 GOLDEN NUGGET FINANCE CORP.

                                 GOLDEN NUGGET LAWRENCEBURG, INC.

                                 GOLDEN NUGGET MANUFACTURING CORP.

                                 GOLDEN NUGGET MARKETING CORP.

                                 GOLDEN NUGGET MARKETING CORP. -
                                 ILLINOIS

                                 LV CONCRETE CORP.

                                 MAC, CORP.

                                 MCD GAMING CORP.

                                 MH, INC.

                                 M.I.R. TRAVEL

                                 MRGS CORP.

                                 THE MIRAGE CASINO-HOTEL

                                 MIRAGE ENTERTAINMENT AND SPORTS,
                                 INCORPORATED

                                 THE MIRAGE-GOLDEN NUGGET HONG KONG, LTD.

                                 THE MIRAGE-GOLDEN NUGGET TAIWAN, LTD.

                                 MIRAGE HAWAII MARKETING CORP.

                                 MIRAGE INTERNATIONAL

                                 MIRAGE LAUNDRY SERVICES CORP.

                                 MIRAGE LEASING CORP.

                                 MIRAGE RESORTS OF MARYLAND, INC.

                                 MIRAGE RESORTS RETAIL

                                 By: /s/ Scott Langsner
                                    --------------------------------------------
                                    Scott Langsner,
                                    Assistant Secretary to each of the foregoing

                              MIRAGE RESORTS RISK MANAGEMENT

                              MIRAGE RESORTS VACATIONS, LLC

                              MIRAGE SOUTH CHINA, INC.

                              RESTAURANT VENTURES OF NEVADA, INC.

                              SHCR CORP.

                              SEE SAW SIGN CORP.

                              TREASURE ISLAND CORP. (dba Treasure
                              Island at the Mirage)

                              TREASURE ISLAND PRODUCTIONS, INC.

                              TYOH ADVERTISING, INC.

                              VIDIAD

                              By: /s/ Scott Langsner
                                 ------------------------------------
                                 Scott Langsner,
                                 Assistant Secretary to each of the foregoing

                              Address for notices for each of the Guarantors:

                              c/o MGM Grand, Inc.
                              3799 Las Vegas Boulevard South
                              Las Vegas, Nevada  89109-4319



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